Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 4th day of March, 2005, by and among PLAINS ALL AMERICAN PIPELINE, L.P. (“US Borrower”), PMC (NOVA SCOTIA) COMPANY and PLAINS MARKETING CANADA, L.P. (each a “Canadian Borrower” and collectively, “Canadian Borrowers”), BANK OF AMERICA, N.A., as Administrative Agent, BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, US Borrower, Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and the Lenders named therein entered into that certain Credit Agreement [US/Canada Facilities] dated as of November 2, 2004 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, US Borrower, Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.                    Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.                    Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this First Amendment to Credit Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.                    Definitions.  The reference to “participations in LC Obligations” in clause (a) of the definition of “Defaulting Lender” set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to “participations in LC Obligations or participations in Swing Line Loans”.

The reference to “the Administrative Agent (and, as to the Canadian Commitment, Canadian Administrative Agent) and the LC Issuers” in clause (b)(i) of the definition of “Eligible Assignee” set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to “the Administrative Agent (and, as to the Canadian Commitment, Canadian Administrative Agent), the LC Issuers and the Swing Line Lender”.

The definitions of the following terms set forth in Section 1.1 of the Original Agreement are hereby amended in their entirety to read as follows:

“Borrowing” means (i) a borrowing of new Loans of a single Type pursuant to Section 2.2 or (ii) a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 2.3 or (iii) the acceptance or purchase by Canadian Lenders of Bankers’ Acceptances issued by either Canadian Borrower under Section 2.12, or (iv) with respect to Swing Line Loans, a Swing Line Borrowing.

“Borrowing Notice” means a written or telephonic request, or a written confirmation, made by a Borrower which meets the requirements of Section 2.2, or, with respect to Swing Line Borrowings, the requirements of Section 2.10A(b).

“Canadian Commitment” means, as to each Canadian Lender, its obligation during a Canadian Allocation Period to (a) make Canadian Advances to either Canadian Borrower pursuant to Sections 2.1(c), (b) purchase participations in Canadian LC Obligations pursuant to Section 2.10(c), and (c) purchase participations in Swing Line Loans to either Canadian Borrower, in an aggregate principal amount at any one time outstanding not to exceed such Canadian Lender’s Canadian Allocated Commitment.

“Canadian Lenders” means, during a Canadian Allocation Period, each signatory hereto designated as a Canadian Lender and the successors and permitted assigns of each such party as holder of a Canadian Note, and, as the context requires, includes the Swing Line Lender.

“Canadian Letter of Credit” means any letter of credit issued by Canadian LC Issuer hereunder at the application of either Canadian Borrower pursuant to Section 2.10.  For the avoidance of doubt, Canadian Letter of Credit includes a commercial or documentary letter of credit and a standby letter of credit.

“Canadian Loans” has the meaning given such term in Section 2.1(c) hereof and includes, as the context requires, including without limitation for purposes of Section 2.5(a)(ii) hereof, Swing Line Loans by the Swing Line Lender to either Canadian Borrower pursuant to Section 2.10A.

“Notes” mean, collectively, the US Notes, the Canadian Notes and the Swing Line Notes.

“US Commitment” means, as to each US Lender, its obligations to (a) make US Loans to US Borrower pursuant to Section 2.1, (b) purchase participations in US LC Obligations pursuant to Section 2.10(c), and (c) purchase participations in Swing Line Loans to US Borrower, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such US Lender’s name on Schedule II, as may be increased from time to time pursuant to Section 2.1(d), or in the Assignment and Assumption pursuant to which such US Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement; provided, during a Canadian Allocation Period, the US Commitment of any US Lender that is or has a branch or affiliate that is a Canadian Lender shall be reduced by the

Canadian Allocated Commitment of such Canadian Lender.  The US Commitment may be increased from time to time pursuant to Section 2.1(d) or reduced from time to time pursuant to Section 2.5(b).

“US Lenders” means each signatory hereto designated as a US Lender, and the successors and permitted assigns of each such party as holder of a US Note, and, as the context requires, includes the Swing Line Lender.

“US Letter of Credit” means any letter of credit issued by US LC Issuer hereunder at the application of US Borrower pursuant to Section 2.10.  For the avoidance of doubt, US Letter of Credit includes a commercial or documentary letter of credit and a standby letter of credit.

“US Loans” means loans by US Lenders to US Borrower pursuant to Section 2.1(a), and, as the context requires, including without limitation for purposes of Section 2.5(a)(i) hereof, Swing Line Loans by the Swing Line Lender to US Borrower pursuant to Section 2.10A.

Section 1.1 of the Original Agreement is hereby amended by adding the following new defined terms in the proper alphabetical order therein:

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.10A.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.10A.

“Swing Line Lender” means (i) Bank of America, N.A.,  in its capacity as provider of Swing Line Loans to US Borrower, and (ii) Bank of America, N.A., acting through its Canada Branch, in its capacity as provider of Swing Line Loans to Canadian Borrowers, or any successor swing line lenders hereunder.

“Swing Line Loan” has the meaning specified in Section 2.10A(a).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.10A(b), which, if in writing, shall be substantially in the form of Exhibit B-3.

“Swing Line Notes” has the meaning given such term in Section 2.10A(a).

“Swing Line Sublimit” means (i) with respect to Swing Line Loans to US Borrower, the lesser of (a) $10,000,000 and (b) the US Commitment, and (ii) with respect to aggregate Swing Line Loans to Canadian Borrowers, the lesser of (a) $10,000,000 and (b) the Canadian Commitment.  The foregoing Swing Line Sublimits are part of, and not in addition to, the US Commitment and the Canadian Commitment, respectively.

§ 2.2.                    Optional Prepayments.  Sections 2.8(c) and (d) of the Original Agreement are hereby redesignated as Sections 2.8(d) and (e), and a new Section 2.8(c) is hereby added, to read as follows:

(c)                                  Swing Line Loans.  Any Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent or Canadian Administrative Agent, as appropriate), at any time or from time to time, voluntarily prepay Swing Line Loans made to it in whole or in part without premium or penalty (other than any amounts due under Section 3.6 hereof with respect to prepayments of any Eurodollar Loans); provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent or Canadian Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

§ 2.3.                    Repayment of Swing Line Loans.  Section 2.9(b) of the Original Agreement is hereby amended in its entirety to read as follows:

(b)                                 Swing Line Loans.  Each Borrower shall repay each Swing Line Loan made to it on the earlier to occur of (i) (A) with respect to a Loan other than a Eurodollar Rate Loan, the date fifteen Business Days after such Loan is made and (B) with respect to a Eurodollar Loan, on the last day of the Interest Period that is applicable thereto, and (ii) the Maturity Date.

§ 2.4.                    Letters of Credit - Applicability of ISP and UCP.  Section 2.10(h) of the Original Agreement is hereby amended in its entirety to read as follows:

(h)                                 Applicability of ISP and UCP. Unless otherwise expressly agreed by an LC Issuer and a Borrower when a Letter of Credit is issued (including any such agreement applicable to any Letter of Credit outstanding under the Existing Agreement as of the Closing Date), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial or documentary Letter of Credit.

§ 2.5.                    Swing Line Loans.  Article II of the Original Agreement is hereby amended by adding a new Section 2.10A immediately following Section 2.10 thereof, to read as follows:

Section 2.10A.  Swing Line Loans.

(a)                                  The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.10A, to make loans (each such loan, a “Swing Line Loan”) to either the US Borrower or to either of the Canadian Borrowers from time to time on any Business Day during the Commitment Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit applicable to it, notwithstanding the fact that such Swing Line Loans, when aggregated with the Outstanding Amount of other US Loans and US LC Obligations, or of other Canadian Loans and Canadian Obligations, as the case may be, of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s US Commitment or Canadian Commitment, respectively; provided, however, that after giving effect to any Swing Line Loan, (i) the US Total Outstanding

Amount or Canadian Total Outstanding Amount, as appropriate, shall not exceed the US Total Committed Amount or Canadian Total Committed Amount, respectively, and (ii) the Outstanding Amount of US Loans or Canadian Loans by any US Lender or Canadian Lender, respectively, plus such US Lender’s US Percentage Share of the Outstanding Amount of US LC Obligations or such Canadian Lender’s Canadian Percentage Share of the Outstanding Amount of Canadian LC Obligations, as the case may be, plus such US Lender’s US Percentage Share of the Outstanding Amount of all Swing Line Loans made to US Borrower or such Canadian Lender’s Canadian Percentage Share of the Outstanding Amount of all Swing Line loans made to either Canadian Borrower, as the case may be, shall not exceed such US Lender’s US Commitment or such Canadian Lender’s Canadian Commitment, respectively, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  The obligation of each Borrower to repay to the Swing Line Lender Swing Line Loans made by such Swing Line Lender to such Borrower, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called the Swing Line Lender’s “Swing Line Note”) made by each Borrower payable to the order of the Swing Line Lender in the form of Exhibit A-3 with appropriate insertions.  The amount of principal owing on any Swing Line Note at any given time shall be the aggregate amount of all Swing Line Loans theretofore made by the Swing Line Lender to such Borrower minus all payments of principal theretofore received by the Swing Line Lender on such Swing Line Note.  Interest on each Swing Line Note shall accrue and be due and payable as provided herein and therein.  Each Swing Line Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Maturity Date.  Within the foregoing limits, and subject to the other terms and conditions hereof, any Borrower may borrow under this Section 2.10A, prepay under Section 2.8(c), and reborrow under this Section 2.10A.  US Borrower may request either Base Rate Loans or Eurodollar Loans with an Interest Period not exceeding fifteen (15) days.  Either Canadian Borrower may request (i) Dollar-denominated Canadian US Dollar Base Rate Loans or Eurodollar Loans with an Interest Period not exceeding fifteen (15) days, or (ii) Canadian Dollar-denominated Canadian Prime Rate Loans.  Immediately upon the making of a Swing Line Loan to US Borrower or either Canadian Borrower, each US Lender or Canadian Lender, as the case may be, shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such US Lender’s US Percentage Share, or such Canadian Lender’s Canadian Percentage Share, as appropriate, times the amount of such Swing Line Loan.

(b)                                 Borrowing Procedures.  Each Swing Line Borrowing shall be made upon a Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent or Canadian Administrative Agent, as applicable, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent or Canadian Administrative Agent not later than 1:00 p.m. on the requested borrowing date (or, for Eurodollar Loans, not later than 1:00 p.m. on the third Business Day prior to the requested borrowing date), and shall specify (i) the amount to be borrowed, which shall be a minimum of $1,000,000 (or, if denominated in Canadian Dollars, C$1,000,000), (ii) the requested borrowing date, which shall be a Business Day, (iii) for Eurodollar Loans, the length of the applicable Interest Period, and (iv) for Swing Line Loans to a Canadian Borrower (1) whether such Swing Line Loans are  Dollar-denominated or Canadian

Dollar-denominated, (2) if Dollar-denominated, whether such Swing Line Loans are Canadian US Dollar Base Rate Loans or Eurodollar Loans, and (3) if such Loans are Eurodollar Loans, the information described in clause (iii) above.  Either Canadian Borrower may request Dollar-denominated or Canadian Dollar-denominated Swing Line Loans.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent or Canadian Administrative Agent, as appropriate, of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of such Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent or Canadian Administrative Agent, as appropriate (by telephone or in writing) that the Administrative Agent or Canadian Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent or Canadian Administrative Agent, as appropriate (by telephone or in writing) of the contents thereof.  Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent or Canadian Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.10A(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to such Borrower.

(c)                                  Refinancing of Swing Line Loans.

(i)                                     The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of any Borrower with any outstanding Swing Line Loans (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each US Lender make a Base Rate Loan (whether originally a Base Rate Loan or Eurodollar Loan, which, if originally a Eurodollar Loan, shall be deemed to have been Converted to a Base Rate Loan on such date), or each Canadian Lender make a Canadian US Dollar Base Rate Loan (whether originally a Canadian US Dollar Base Rate Loan or Eurodollar Loan, which, if originally a Eurodollar Loan, shall be deemed to have been Converted to a Base Rate Loan on such date) or Canadian Prime Rate Loan (if originally made in Canadian Dollars), as applicable, in an amount equal to such US Lender’s US Percentage Share or such Canadian Lender’s Canadian Percentage Share, respectively, of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Borrowing for purposes hereof) and in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, Canadian US Dollar Base Rate Loans or Canadian Prime Rate Loans, as the case may be, but subject to the unutilized portion of the US Commitment or Canadian Commitment, as the case may be, and the conditions set forth in Section 4.2.  The Swing Line Lender shall furnish such Borrower with a copy of the applicable Borrowing Notice promptly after delivering such notice to the Administrative Agent or Canadian Administrative Agent, as appropriate.  Each

US Lender or Canadian Lender, as the case may be, shall make an amount equal to its respective US Percentage Share or Canadian Percentage Share of the amount specified in such Borrowing Notice available to the Administrative Agent or Canadian Administrative Agent, as appropriate, in immediately available funds for the account of the Swing Line Lender not later than 1:00 p.m. on the day specified in such Borrowing Notice, whereupon, subject to Section 2.10A(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan, Canadian US Dollar Base Rate Loan or Canadian Prime Rate Loan, as the case may be, to such Borrower in such amount.  The Administrative Agent or Canadian Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii)                                  If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing in accordance with Section 2.10A(c)(i), or pursuant to a Borrowing requested in accordance with Section 2.2, as the case may be, the request for Loans submitted by the Swing Line Lender as set forth in Section 2.10A(c)(i) shall be deemed to be a request by the Swing Line Lender that each of the US Lenders or Canadian Lenders, as the case may be, fund its risk participation in the relevant Swing Line Loan and each such Lender’s payment to the Administrative Agent or Canadian Administrative Agent, as appropriate, for the account of the Swing Line Lender pursuant to Section 2.10A(c)(i) shall be deemed payment in respect of such participation.

(iii)                               If any Lender fails to make available to the Administrative Agent or Canadian Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.10A(c) by the time specified in Section 2.10A(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent or Canadian Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate (or, as to Canadian Dollar-denominated Swing Line Loans, the “Bank Rate” as set by the Bank of Canada, as quoted on Reuters page BOCFAD) and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation.  A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent or Canadian Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv)                              Each Lender’s obligation to make Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.10A shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.10A(c) is subject to the conditions set forth in Section 4.2.  No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swing Line Loans made to it, together with interest as provided herein.

(d)                                 Repayment of Participations.

(i)                                     At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its US Percentage Share or Canadian Percentage Share, as the case may be, of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(ii)                                  If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its appropriate US Percentage Share or Canadian Percentage Share thereof on demand of the Administrative Agent or Canadian Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate (or, as to Canadian Dollar-denominated Swing Line Loans, the “Bank Rate” as set by the Bank of Canada, as quoted on Reuters page BOCFAD.  The Administrative Agent or Canadian Administrative Agent, as appropriate, will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)                                  Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing each Borrower for interest on the Swing Line Loans made to it.  Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.10A to refinance such US Lender’s US Percentage Share or such Canadian Lender’s Canadian Percentage Share, as appropriate, of any Swing Line Loan, interest in respect of such US Percentage Share or Canadian Percentage Share shall be solely for the account of the Swing Line Lender.

(f)                                    Payments Directly to Swing Line Lender.  Each Borrower shall make all payments of principal and interest in respect of the Swing Line Loans made to it directly to the Swing Line Lender.

§ 2.7.                    Clawback Provision  Section 3.1 of the Original Agreement is hereby amended by adding a new subsection (d) at  the end thereof, to read as follows:

(d)                                 Unless the Administrative Agent or Canadian Administrative Agent shall have received notice from the relevant Borrower prior to the date on which any payment is due to the Administrative Agent or Canadian Administrative Agent, as the case may be, for the account of the Lenders or any LC Issuer hereunder that such Borrower will not make such payment, the Administrative Agent or Canadian Administrative Agent, as the case may be, may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the appropriate Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if such Borrower has not in fact made such payment, then each of such Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent or Canadian Administrative Agent, as appropriate, forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent or Canadian Administrative Agent, at the greater of the Federal Funds Rate (or, as to Canadian Dollar-denominated amounts, the “Bank Rate” as set by the Bank of Canada, as quoted on Reuters page BOCFAD) and a rate determined by the Administrative Agent or Canadian Administrative Agent, as appropriate, in accordance with banking industry rules on interbank compensation.  A notice of the Administrative Agent or Canadian Administrative Agent to any Lender with respect to any amount owing under this subsection (d) shall be conclusive, absent manifest error.

§ 2.8.                    Resignation as Swing Line Lender.  The second paragraph of Section 9.6 of the Original Agreement is hereby amended in its entirety to read as follows:

Any resignation by Bank of America or Bank of America, N.A., acting through its Canada Branch, as an Agent pursuant to this Section shall also constitute its resignation as LC Issuer and Swing Line Lender.  Upon the acceptance of a successor’s appointment as Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer and Swing Line Lender, (b) the retiring LC Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor LC Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring LC Issuer to effectively assume the obligations of the retiring LC Issuer with respect to such Letters of Credit.

§ 2.9.                    Amendments.  Subclauses (ii) and (iii) of the proviso set forth at the end of Section 10.1(a) of the Original Agreement are hereby redesignated as subclauses (iii) and (iv), and a new subclause (ii) is hereby added, to read as follows:

(ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement;

§ 2.10.              Assignments.  The reference to “participations in LC Obligations” set forth in the parenthetical in Section 10.5(b) of the Original Agreement is hereby amended to refer instead to “participations in LC Obligations and Swing Line Loans”.

Section 10.5(b)(ii) of the Original Agreement are hereby amended by adding the following exception at the end thereof immediately prior to “;”, to read as follows:

, except that this clause (ii) shall not apply to rights of the Swing Line Lender in respect of Swing Line Loans

The reference to “relevant Agent and LC Issuer” in Section 10.5(b)(iii) is hereby amended to refer instead to “relevant Agent, LC Issuer and Swing Line Lender”

The reference to “participations in LC Obligations” in the second parenthetical in Section 10.5(d) of the Original Agreement is hereby amended to refer instead to “participations in LC Obligations and/or Swing Line Loans”.

Section 10.5(h) of the Original Agreement is hereby amended in its entirety, to read as follows:

(h)                                 Resignation as LC Issuer or Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Loans pursuant to subsection (b) above, Bank of America and Bank of America, N.A., acting through its Canada Branch, may, (i) upon 30 days’ notice to Borrowers and the Lenders, resign as an LC Issuer and/or (ii) upon 30 days’ notice to Borrowers, resign as Swing Line Lender.  In the event of any such resignation as LC Issuer or Swing Line Lender, the Borrowers shall be entitled to appoint from among the Lenders successor LC Issuers or successor Swing Line Lender hereunder; provided, however, that no failure by Borrowers to appoint any such successor shall affect the resignation of Bank of America and Bank of America, N.A., acting through its Canada Branch, as an LC Issuer or Swing Line Lender, as the case may be.  If Bank of America or Bank of America, N.A., acting through its Canada Branch, resigns as an LC Issuer, it shall retain all the rights and obligations of the LC Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an LC Issuer and all LC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.10(c)).  If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.10A(c).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring LC Issuer or Swing Line Lender, as the case may be, and (b) the successor LC Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

§ 2.11.              Exhibits.  The Original Agreement is hereby amended by adding new Exhibits A-3 and B-3, to read as set forth on Exhibits A-3 and B-3 attached hereto.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.                    Effective Date.  This Amendment shall become effective as of the date first written above, when and only when

(i)  Administrative Agent shall have received, at Administrative Agent’s office a counterpart of this Amendment executed and delivered by US Borrower, Canadian Borrowers and Majority Lenders;

(ii)  Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

The Swing Line Notes and such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV. — Representations and Warranties

§ 4.1.                    Representations and Warranties of Borrowers.  In order to induce Administrative Agent and Lenders to enter into this Amendment, US Borrower and, with respect to itself and its Subsidiaries, the Canadian Borrowers, represent and warrant to Administrative Agent and each Lender that:

(a)                                  The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case such other date.

(b)                                 Each Restricted Person is duly authorized to execute and deliver this Amendment, to the extent a party thereto, and US Borrower and each Canadian Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement.  Each Restricted Person a party hereto has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder.

(c)                                  The execution and delivery by each Restricted Person of this Amendment, to the extent a party hereto, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any Law applicable to it or of the organizational documents of such Restricted Person, or of any judgment, order or material license or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in the creation of any consensual Lien upon any of its material assets or properties of any Restricted Person, except Permitted Liens, or , without duplication, as expressly contemplated in, or permitted by, the Loan Documents.  Except for those which have been duly obtained, or, without duplication, as are expressly contemplated in , or permitted by the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no consent, approval, authorization or order of any Governmental Authority is required on the part of any Restricted person a party thereto pursuant to the provisions of any material Law applicable to it as a condition to its execution and delivery by each Restricted Person of this Amendment and the performance of its obligations hereunder, to the extent a party hereto, or to consummate the transactions contemplated hereby.

(d)                                 When duly executed and delivered, this Amendment and each of the Loan Documents, as amended hereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party hereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors’ rights generally and general principles of equity).

ARTICLE V. — Miscellaneous

§ 5.1.                    Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by US Borrower and each Canadian Borrower.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.                    Ratification of Security Documents.  Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders each acknowledges and agrees that any and all Obligations, including all Swing Line Loans, are guarantied by the respective Guarantors.

§ 5.3.                    Survival of Agreements.  All representations, warranties, covenants and agreements of each Restricted Person a party hereto shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and each Canadian Borrower under this Amendment and under the Credit Agreement.

§ 5.4.                    Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.5.                  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

§ 5.6.                    Counterparts.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

US BORROWER:	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PLAINS AAP, L.P.,
its general partner

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

CANADIAN BORROWERS:	PMC (NOVA SCOTIA) COMPANY

	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.

	By:	PMC (Nova Scotia) Company,
its general partner

	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

GUARANTOR:	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PLAINS AAP, L.P.,
its general partner

	By:	PLAINS ALL AMERICAN GP LLC,
its general partner

	By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

BANK OF AMERICA, N.A.,
Administrative Agent, LC Issuer, Swing Line
Lender and a Lender

By:	/s/ Michael J. Brochetti
Name: Michael J. Brochetti
Title: Director

BANK OF AMERICA, N.A.,
acting through its Canada Branch,
as Canadian Administrative Agent, Canadian LC
Issuer and a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Assistant Vice-President

WACHOVIA BANK, NATIONAL
ASSOCIATION,
Co-Syndication Agent and a Lender

By:	/s/ David E. Humphreys
Name: David E. Humphreys
Title: Director

[Lender’s Signatures Omitted]

CONSENT AND AGREEMENT

Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the execution and delivery of the Swing Line Notes, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Swing Line Notes are Obligations and are guarantied indebtedness under such Guarantor’s Guaranty, (ii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iii) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Swing Line Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PLAINS AAP, L.P.,
its general partner

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING, L.P.
PLAINS PIPELINE, L.P.

By:	PLAINS MARKETING GP INC.,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PAA FINANCE CORP.
PLAINS MARKETING GP INC.
PMC (NOVA SCOTIA) COMPANY

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA LLC

By:	PLAINS MARKETING, L.P.,
its sole member

By:	PLAINS MARKETING GP INC.,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA, L.P.

By:	PMC (NOVA SCOTIA) COMPANY,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

BASIN PIPELINE HOLDINGS, L.P.

By:	Basin Holdings GP LLC,
its general partner

By:	Plains Pipeline, L.P.,
its sole member

By:	Plains Marketing GP Inc.,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

RANCHO PIPELINE HOLDINGS, L.P.

By:	Rancho Holdings GP LLC,
its general partner

By:	Plains Pipeline, L.P.,
its sole member

By:	Plains Marketing GP Inc.,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer

BASIN HOLDINGS GP LLC
RANCHO HOLDINGS GP LLC

By:	Plains Pipeline, L.P.,
its sole member

By:	Plains Marketing GP Inc.,
its general partner

By:	/s/ Al Swanson
Al Swanson, Vice President and Treasurer